EXHIBIT 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On May 31, 2016 we acquired machinery & equipment, electronics manufacturing business and logistics business from a German company, Periscope, GmbH (“Periscope”) and placed them in three newly formed entities: ROB Cemtrex Assets UG, ROB Cemtrex Automotive GmbH and ROB Cemtrex Logistics respectively. Periscope’s electronic manufacturing business deals primarily with the major German automotive manufacturers, including Tier 1 suppliers in the industry, as well as for industries like telecommunications, industrial goods, luxury consumer products, display technology, and other industrial OEMs. Periscope had more than 35 years of industrial operating experience.

The Unaudited Pro Forma Financial Information, prepared by Cemtrex, Inc., gives effect to the Acquisition using the acquisition method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. This financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cemtrex and Periscope included elsewhere in this report.

The financial periods required to be presented in this Form 8K/A are based on our fiscal periods. Cemtrex and Periscope have different fiscal year ends. For the purpose of presenting these pro forma financial statements, we used the financial statements for our fiscal years ended September 30, 2015 and for the three months ended March 31, 2016, as filed with the Securities and Exchange Commission (“SEC”) in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q. To meet the SEC’s pro forma requirements of combining operating results for Periscope for the periods that ended within 93 days of the end of our latest annual fiscal period as filed with the SEC, we combined Periscope’s twelve-month periods ended December 31, 2015.

The Pro Forma Combined Balance Sheet gives effect to the Acquisition as if it had occurred on March 31, 2016, combining the historical balance sheet of Cemtrex as of that date with the historical balance sheet of Periscope as of March 31, 2016. The Pro Forma Statements of Operations for the Periscope’s period ended December 31, 2015 and the three months ended March 31, 2016 gives effect to the Acquisition as if it had occurred at the beginning of each respective period.

The Pro Forma Combined Financial Information is unaudited, and is not necessarily indicative of the consolidated results that actually would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

PRO-FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2015

	Cemtrex Inc.	Periscope GmbH	Consolidation Adjustments		Combined Proforma
Revenues
Total revenues	$56,887,389	$86,984,303			$143,871,692

Cost of revenues
Total cost of revenues	40,564,819	60,782,896			101,347,715
Gross profit	16,322,570	26,201,407			42,523,977

Operating expenses
Selling, general and administrative	13,821,546	37,457,864	261,272	(3)	51,540,682
Total operating expenses	13,821,546	37,457,864			51,540,682
Operating income/(loss)	2,501,024	(11,256,457)			(9,016,705)

Other income (expenses)
Interest and financing costs	(496,281)	(900,436)			(1,396,717)
Interest and other income, net	834,290	1,694,120			2,528,410
Total other income, net	338,009	793,684			1,131,693

Income/(loss) before income taxes	2,839,033	(10,462,773)			(7,885,012)
Income tax benefit/(expense), net	917	-			917
Net income/(loss) applicable to common stockholders	$2,838,116	$(10,462,773)			$(7,884,095)

Income/(loss) per common share
- basic	$0.41				$(1.15)
-diluted	$0.40				$(1.12)

Weighted average common shares outstanding
- basic	6,843,666				6,843,666
-diluted	7,058,562				7,058,562

PRO-FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

	Cemtrex Inc.	Periscope GmbH	Consolidation Adjustments		Combined Proforma
Revenues
Total revenues	$18,908,100	$17,470,645			$36,378,745

Cost of revenues
Total cost of revenues	13,075,372	11,439,968			24,515,340
Gross profit	5,832,728	6,030,677			11,863,405

Operating expenses
Selling, general and administrative	4,937,642	8,397,011	81,713	(3)	13,416,366
Total operating expenses	4,937,642	8,397,011			13,416,366
Operating income/(loss)	895,086	(2,366,334)			(1,552,961)

Other income (expenses)
Interest and financing costs	(184,743)	(77,411)			(262,154)
Interest and other income, net	113,853	104,348			218,201
Total other income, net	(70,890)	26,937			(43,953)

Income/(loss) before income taxes	824,196	(2,339,397)			(1,596,914)
Income tax benefit/(expense), net	(5,700)	-			(5,700)
Net income/(loss) applicable to common stockholders	$829,896	$(2,339,397)			$(1,602,614)

Income/(loss) per common share
- basic	$0.10				$(0.20)
-diluted	$0.10				$(0.20)

Weighted average common shares outstanding
- basic	8,137,476				8,137,476
-diluted	8,201,842				8,201,842

PRO-FORMA COMBINED BALANCE SHEET

	Cemtrex Inc. March 31, 2016	Periscope GmbH March 31, 2016	Acquisition Adjustments		Combined Proforma
ASSETS
Current Assets
Cash & equivalents	$3,281,703	$1,182,512	6,085,182)	(1)(2)	$(1,620,967)
Restricted cash	883,538		-		883,538
Accounts receivable, net	10,986,777	2,949,100	(2,949,100)	(1)(2)	10,986,777
Inventory -net of allowance for inventory obsolescence	6,446,374	9,978,812	(1,977,938)	(1)(2)	14,447,248
Prepaid expenses & other current assets	974,606	8,096,809	(4,723,746)	(1)(2)	4,347,669
Total Current Assets	22,572,998	22,207,233	(15,735,966)		29,044,265

Property & equipment, net	14,267,269	16,030,261	(11,544,813)	(1)(2)	18,752,717
Goodwill	854,205	-	-		854,205
Other	334,652	126,103	(126,103)	(1)(2)	334,652
Total Assets	$38,029,124	$38,363,597	$(27,406,882)		$48,985,839

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts payable	$5,790,012	$13,414,037	(11,787,186)	(1)(2)	$7,416,863
Accrued expenses	1,944,265	5,683,904	(1,729,670)	(1)(2)	5,898,499
Accrued income taxes	16,558	-	-		16,558
Short-term note payable to bank	3,515,889	-	-		3,515,889
Convertible note payable	1,951,500	-	-		1,951,500
Current portion of long-term liabilities	2,167,075	-	-		2,167,075
Notes payable - short-term	-	-	717,936	(1)	717,936
Other liabilities	-	6,977,594	(6,977,594)	(1)(2)	-
Total Current Liabilities	15,385,299	26,075,535	(19,776,514)		21,684,320

Long term- Liabilities
Loan payable to bank	7,193,204	-	-		7,193,204
Mortgage payable	3,786,353	-	-		3,786,353
Loan payable to related party	228,357	-	3,298,600	(1)	3,526,957
Notes payable	949,880	-	-		949,880
Long-term accrued expenses	-	12,905,925	(11,546,831)	(1)(2)	1,359,094
Total Liabilities	27,543,093	38,981,460	(28,024,745)		38,499,808

Commitments & Contingencies

Stockholders’ Equity
Preferred stock, par value $0.001, 10,000,000 shares authorized, 1,000,000 shares issued and outstanding	1,000	-	-		1,000
Common stock, par value $0.001, 20,000,000 shares authorized, 8,456,148 shares issued and outstanding pre-acquisition and post-acquisition	8,456	2,615,730	(2,615,730)	(1)	8,456
Additional paid-in capital	3,271,418	45,734,993	(45,734,993)	(1)	3,271,418
Retained Earnings	7,953,146	(44,529,393)	44,529,393	(1)	7,953,146
Accumulated other comprehensive income	(747,989)	(4,439,193)	4,439,193	(1)	(747,989)
Total Stockholders’ Equity	10,486,031	(617,863)	617,863		10,486,031

Total Liabilities & Stockholders’ Equity	$38,029,124	$38,363,597	$(27,406,882)		$48,985,839

NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS (unaudited)

The pro-forma adjustments are preliminary and are based on our estimate of the fair value and useful lives of the assets acquired and have been prepared to illustrate the estimated effect of the acquisition.

In accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations (“ASC 805”), the total purchase consideration is allocated to the net tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of May 31, 2016 (the acquisition date). The purchase price was allocated based on the information currently available, and may be adjusted after obtaining more information regarding, among other things, asset valuations, liabilities assumed, and revisions of preliminary estimates.

The following notes explain the adjustments made:

1.	To reflect the acquisition of Periscope and the allocation of the purchase price on the basis of the fair values of the assets acquired and the liabilities assumed, the components of the purchase price and allocation to the assets and liabilities are as follows:

Cash	4,902,670
Loan from related party	3,298,600
Note payable	717,936
Total Purchase Price	$8,919,206

Prepaid expenses	3,373,063
Inventory, net	8,000,874
Property, plant, and equipment, net	4,485,448
Total Liabilities	(6,940,179)
Net assets acquired	8,919,206

2.	Prior to completion of the purchase, the Company had the fixed assets and inventory acquired from Periscope evaluated by an independent third party and adjusted the value of those fixed assets to fair market value at the time of purchase. Additionally assets not acquired and liabilities not assumed were adjusted out.

3.	Depreciation expense was adjusted to reflect the adjusted value of the acquired fixed assets.